EXHIBIT 10.2

                                  SUPPLEMENT TO
                        WITS BASIN PRECIOUS MINERALS INC.
              SUBSCRIPTION AGREEMENT AND INVESTMENT REPRESENTATION

                       UNITS OF COMMON STOCK AND WARRANTS

Wits Basin Precious Minerals Inc.
520 Marquette Avenue, Suite 900
Minneapolis, MN   55402

Ladies and Gentlemen:

      This letter serves to supplement that certain Subscription Agreement and Investment Representation between Wits Basin Precious Minerals Inc. (the "Company") and the undersigned, relating to the purchase of units consisting of common stock and warrants of the Company (as heretofore amended or supplemented, the "Subscription Agreement"). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed in the Subscription Agreement.

      1. Amendment of Registration Rights. The undersigned investor understands that in the event the Registration Statement (referred to in Section 10 of the Subscription Agreement, the "Registration Statement") is not declared effective by the United States Securities and Exchange Commission (the "SEC") within sixty (60) days following the termination of the Offering by the Company (following the final closing of the sale of the Units, the "Final Closing"), the Company shall be obligated to reduce the exercise price of the Warrants from $0.25 per share to $0.10 per share.

      2. Change in Unit Size. The undersigned investor further understands that in the event the Registration Statement is not declared effective by the SEC within sixty (60) days following the Final Closing of the Offering by the Company, the Company shall be obligated to promptly issue the undersigned an additional warrant, in form similar to the Warrants, allowing the purchase of one-half (1/2) of a share of Common Stock for each Unit purchased.

      The undersigned investor understands that, except as expressly modified by this Supplement, all other terms and provisions of the Subscription Agreement remain in full force and effect.

Dated:_____________, 2004

__________________________________              ________________________________
Signature                                       Signature

__________________________________              ________________________________
Name Typed or Printed                           Name Typed or Printed


      ----------------------------ACCEPTANCE------------------------------

      On behalf of Wits Basin Precious Minerals Inc., the undersigned authorized officer hereby accepts this Supplement to the Subscription Agreement.

Dated:__________________, 2004.

WITS BASIN PRECIOUS MINERALS INC.

By_____________________________________
  Name:________________________________
  Title:_______________________________